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H/C LOGO CENTERED AT TOP OF PAGE.

                                                                                                         STOCK CENTER
                                                                                                    Atlantic Coast Federal
                                                                                                      505 Haines Avenue
                                                                                                      Waycross, GA 31501
                                                                                                         866-579-9631

STOCK ORDER FORM & CERTIFICATION FORM   NOTE: PLEASE READ THE STOCK ORDER FORM INSTRUCTIONS AND GUIDE BEFORE COMPLETING THIS FORM.
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DEADLINE: The Subscription Offering expires at 12:00 Noon, Eastern Time on Friday, June xx, 2004. Your Stock Order and Certification
Form, properly executed and with the correct payment, must be received at the Stock Center or a branch of Atlantic Coast Federal by this deadline, or your subscription rights will be considered void. No photocopied or faxed Order Forms will be accepted.
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NUMBER OF SHARES / AMOUNT OF PAYMENT
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(1)    NUMBER OF SHARES TO PURCHASE                                                (2) TOTAL AMOUNT DUE
    ---------------------------------           PRICE PER SHARE              ---------------------------------

                                                   x $10.00      =             $
    ---------------------------------                                        ---------------------------------
              (minimum 25)
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PURCHASE LIMITATIONS The minimum number of shares for which you may subscribe is 25. The maximum purchase limitation for any person or persons ordering through a single account or persons acting in concert in the Subscription Offering is 50,000 shares or $500,000.
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METHOD OF PAYMENT                                                PURCHASER INFORMATION

(3) [ ] Enclosed is a check, bank draft or money order payable   (5) / / Checek here if you were a depositor with at least $50.00
        to ATLANTIC COAST FEDERAL CORPORATION for $___________           on depoesit at December 31, 2002 and/or at March 31, 2004.
                                                                         List all the names on the account(s) and all the account
(4) [ ] I authorize Atlantic Coast Federal Corporation to make           number(s) of those accounts you had at these dates to
        withdrawals from my certificate or savings account(s)            ensure proper identification of your purchase rights.
        shown below, and understand that the amounts will not            Confirm account(s) by initialing here ________.
        otherwise be available for withdrawal:

                                                                           ACCOUNT TITLE (NAMES ON ACCOUNTS)       ACCOUNT NUMBER
ACCOUNT NUMBER(S)                              AMOUNT(S)                 ------------------------------------ ---------------------
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                                         $                               ------------------------------------
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                                                                         ------------------------------------ ---------------------
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                                                                         ------------------------------------
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                   TOTAL WITHDRAWAL      $                               ------------------------------------ ---------------------
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There is no penalty for early withdrawal used for this payment.      / / Check here if you are a director, officer or employee of
To withdraw from an account with checking privileges, please             Atlantic Coast Federal or a member of such person's
write a check.                                                           immediate family.
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(6) STOCK REGISTRATION - Form of stock ownership

[ ]  Individual                [ ] Uniform Transfer to Minors Act        [ ] Partnership
[ ]  Joint Tenants             [ ] Uniform Gift to Minors Act            [ ] Individual Retirement Account
[ ]  Tenants in Common         [ ] Corporation                           [ ] Fiduciary/Trust (Under Agreement Dated________________)
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(7) Name                                                                         Social Security or Tax I.D.
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Name                                                                             Daytime Telephone
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Street Address                                                                   Evening Telephone
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                                                Zip
City                            State           Code            County           County of Residence
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/ / (8) NASD AFFILIATION (This section applies to those individuals who meet the delineated criteria) Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an
NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation You agree, if you have checked the NASD affiliation box to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
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(9) / / ASSOCIATE- ACTING IN CONCERT Check here, and complete the reverse side of this form, if you or any associates (as defined on the reverse side of this form) or persons acting in concert with you have submitted other orders for shares in the offerings.
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ACKNOWLEDGEMENT By signing below, I acknowledge receipt of the Prospectus dated May xx, 2004 and the provisions therein and understand that I may not change or revoke my order once it is received by Atlantic Coast Federal Corporation. UNDER PENALTIES OF
PERJURY, THE UNDERSIGNED CERTIFIES THAT THEY ARE PURCHASING SHARES SOLELY FOR THEIR ACCOUNT AND THAT THERE IS NO AGREEMENT OR
UNDERSTANDING REGARDING THE SALE OR TRANSFER OF SUCH SHARES, OR THEIR RIGHT TO SUBSCRIBE FOR SHARES. FEDERAL REGULATIONS PROHIBIT
ANY PERSONS FROM TRANSFERRING, OR ENTERING INTO ANY AGREEMENT DIRECTLY OR INDIRECTLY TO TRANSFER, THE LEGAL OR BENEFICIAL OWNERSHIP
OF CONVERSION SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF ANOTHER PERSON. ATLANTIC COAST FEDERAL CORPORATION
WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE REMEDIES IN THE EVENT IT BECOMES AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS AND WILL
NOT HONOR ORDERS KNOWN BY IT TO INVOLVE SUCH TRANSFER.

Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number given above is correct; and (2) I am not subject to backup withholding. You must cross out this item, (2) above, if you have been notified by the
Internal Revenue Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
(10) SIGNATURE Sign and date the form. When purchasing as a custodian, corporate officer, etc., include your full title. An additional signature is required only when payment is by withdrawal from an account that requires more than one signature to withdraw funds.
(11) CERTIFICATION FORM Be sure to sign the Certification Form on the reverse side.

YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF THE PROSPECTUS. THIS ORDER IS NOT VALID IF NOT SIGNED. If you need help completing this Form, you may call the Stock Center at (800) xxx-xxxx.

THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS, ARE NOT AN OBLIGATION OF OR GUARANTEED BY ATLANTICCOAST FEDERAL,
AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THESE SECURITIES ARE SUBJECT TO
INVESTMENT RISK AND MAY LOSE VALUE.
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Authorized Signature       Title (if applicable)      Date               OFFICE USE ONLY        Check # ______________ _____________

-------------------------------------------------------------            Date Rec'd ____/____   Ck. Amt.___________ Initials________
Authorized Signature       Title (if applicable)      Date
                                                                         Batch # ________ Order # ____________ Category ____________
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                               BE SURE TO SIGN THE CERTIFICATION FORM ON THE REVERSE SIDE --------->

                                                           [LOGO] ATLANTIC
                                                                  COAST
                                                                  FEDERAL
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ITEM (5) - (CONTINUED)

  ACCOUNT TITLE (NAMES ON ACCOUNTS)       ACCOUNT NUMBER       ACCOUNT TITLE (NAMES ON ACCOUNTS)       ACCOUNT NUMBER
------------------------------------ ---------------------   ------------------------------------ ---------------------

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ITEM (9) - (CONTINUED)

List below all other orders submitted by you or your Associates
(as defined) or by persons acting in concert with you.

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The term "associate," when used to indicate a relationship with any person., is defined to mean (i) a corporation or organization
(other than Atlantic Coast Federal Corporation, Atlantic Coast MHC or Atlantic Coast Federal) of which such person is a director, officer, or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, provided, however, that such term shall not include any tax qualified employee stock benefit plan of Atlantic
Coast Federal Corporation, Atlantic Coast MHC or Atlantic Coast Federal in which such person has a substantial beneficial interest or serves as a director or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of Atlantic Coast Federal Corporation, Atlantic Coast
MHC or Atlantic Coast Federal.
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                                                         CERTIFICATION FORM

                                (This form must be dated and signed along with your dated and signed
                                               Stock Order Form on the reverse side.)

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED AND IS NOT GUARANTEED BY ATLANTIC COAST
FEDERAL OR BY THE FEDERAL GOVERNMENT. THE COMMON STOCK IS SUBJECT TO INVESTMENT RISK AND MAY LOSE VALUE.

If anyone asserts that the shares of Common Stock are federally insured or guaranteed, or are as safe as an insured deposit, I should call the Office of Thrift Supervision's Southeast Regional Director, Mr. Jack Ryan, at (404) 888-0771.

I further certify that, before purchasing shares of Common Stock of the Company, I received a copy of the Prospectus dated May XX,
2004 which discloses the nature of the shares of Common Stock being offered thereby and describes the following risks involved in an investment in the Common Stock under the heading "Risk Factors" beginning on page xx of the Prospectus:

        1.      Our loan portfolio possesses increased risk due to our substantial number of multifamily, commercial real estate, commercial business and consumer loans, which could increase the level of our provision for loan losses. (page xx)
        2.      Our regulators required us to stop certain types of lending until we implemented new policies and procedures and hired additional personnel. (page xx)
        3.      Our loan portfolio possesses increased risk due to its rapid expansion and the unseasoned nature of the portfolio.
                (page xx)
        4.      Our non-performing loans and classified assets have increased substantially in the past year. If our allowance for loan losses is not sufficient to cover our actual losses, our income may be negatively affected. (page xx)
        5.      Our chief executive officer is a critical part of our successful operation. (page xx)
        6.      Changes in interest rates may hurt our profits. (page xx)
        7.      After this offering, our return on equity will be low compared to other companies and our compensation expenses will increase. This could negatively impact the price of our stock. (page xx)
        8.      We intend to grant stock options and restricted stock to the board and management following the stock offering which could reduce your ownership interest. (page xx)
        9.      Persons who purchase stock in the offering will own a minority of Atlantic Coast Federal Corporation's common stock and will not be able to exercise voting control over most matters put to a vote of stockholders. (page xx)
        10.     Our board, management and employees will potentially own over 25% of the stock sold in the offering. (page xx)
        11.     Holders of Atlantic Coast Federal Corporation common stock may not be able to sell their shares when desired if a liquid trading market does not develop, or for $10.00 or more per share even if a liquid trading market develops.
                (page xx)
        12.     Management will have substantial discretion over investment of the offering proceeds and may make investments with which you disagree. (page xx)
        13.     Strong competition in our primary market area may reduce our ability to attract and retain deposits and obtain loans. (page xx)
        14.     If economic conditions deteriorate, our results of operations and financial condition could be adversely impacted as borrowers' ability to repay loans declines and the value of the collateral securing our loans decreases. (page xx)
        15.     Office of Thrift Supervision policy on remutualization transactions could prohibit acquisition of Atlantic Coast
                Federal Corporation, which may lower our stock price. (page xx)
        16.     We operate in a highly regulated environment and we may be adversely affected by changes in laws and regulations.(page xx)

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SIGNATURE                                               (DATE)         SIGNATURE                                              (DATE)

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